[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks in brackets [***], has been filed separately with the Securities and Exchange Commission.]
Exhibit 10.1
EXECUTION
AGREEMENT
This Agreement dated as of the 23rd day of September, 2005 (the “Effective Date”) by and between QOL Medical, LLC, a Delaware limited liability company (“QOL”), and Nastech Pharmaceutical Company Inc., a Delaware corporation (“Nastech”).
RECITALS
WHEREAS, Nastech and Questcor Pharmaceuticals Inc. (“Questcor”) entered into that certain Asset Purchase Agreement, dated as of June 16, 2003 (the “Nastech APA”), that certain Supply Agreement, dated as of June 16, 2003 (the “Supply Agreement”), that certain Pledge and Security Agreement, dated as of June 17, 2003 (the “Pledge and Security Agreement”), that certain Patent Security Agreement, dated as of June 16, 2003 (the “Patent Security Agreement”), that certain Trademark Security Agreement, dated as of June 16, 2003 (the “Trademark Security Agreement”; together with the Pledge and Security Agreement and the Patent Security Agreement, the “Security Agreements”);
WHEREAS, Questcor having paid in full to Nastech the Deferred Non-Contingent Payments (as defined in the Nastech APA) and thereby having satisfied all of Questcor’s Obligations as defined in the Pledge and Security Agreement, Nastech and Questcor entered into that certain Agreement to Terminate Pledge and Security Agreement, executed on or about January 21, 2004, for the purpose of terminating upon execution of such agreement the Security Agreements and the security interest created thereby in the collateral specified in the Security Agreement and, releasing Nastech’s liens on such collateral;
WHEREAS, as a consequence of the approval by the U.S. Food and Drug Administration (the “FDA”) of the NDA (as defined in the Nastech APA; and as used in this Agreement, the “Spray NDA”) on January 31, 2005, Questcor paid in full to Nastech the Contingent Payment in respect of such approval pursuant to Section 3.4 of the Nastech APA and the NDA Closing (as defined in the Nastech APA) at which Nastech assigned to Questcor Nastech’s full right, title and interest in, to and under the Spray NDA occurred on February 28, 2005;
WHEREAS, QOL and Questcor contemplate execution of an Asset Purchase Agreement (the “Questcor APA”) pursuant to which Questcor will assign to QOL all of Questcor’s rights subject to Questcor’s obligations under the Nastech APA and the Supply Agreement (such assignment being the “Q/Q Assignment”) and Nastech has previously consented to the Q/Q Assignment; and
WHEREAS, Nastech believes that it will benefit from the Q/Q Assignment and therefore desires to induce QOL to assume Questcor’s rights and obligations under the Nastech APA and the Supply Agreement by clarifying and amending certain terms of the Nastech APA and the Supply Agreement in the manner set forth in this Agreement;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, effective upon the consummation of the Q/Q Assignment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions of Know-How and Products

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks in brackets [***], has been filed separately with the Securities and Exchange Commission.]
(a)	Know-How.
(i)	The definition of “Know-How” set forth in the Nastech APA is hereby amended to read in its entirety as follows:

"Know-How” shall mean any and all confidential or proprietary technical and business information (including without limitation product specifications, processes, product designs, trade secrets, formulae, chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, stability, and safety data or information, technical information, research records or information, and pharmacovigilance data, records or information), whether or not embodied in any documentation or other tangible materials, which (A) is not claimed in an issued patent, (B) is owned or controlled by Nastech as of the date hereof, and (C) which is material to the manufacture, formulation, use, marketing and sale of the Products (as defined in the Nastech APA), including without limitation any such information (1) relating to quality control, quality assays and methodologies for the formulation and manufacture of the Products, (2) contained in the Chemistry, Manufacturing, and Control (“CMC”) section of each of the Spray NDA and the Gel NDA, (3) disclosed but not claimed in the Spray Patent Applications and (4) until such time as the Spray Patent Closing, claimed in the Spray Patent Applications (the “Spray Patent Applications Know-How”); provided, for purposes of clarity, any claim included in the Spray Patent Applications that is not allowed in the Spray Patents assigned to QOL shall remain within the definition of Know-How. In no event shall the definition of “Know-How” include information properly in the public domain as of the date of this Agreement.

(ii)	For the avoidance of doubt, the right of QOL (as successor to the Buyer under the Nastech APA) to use the Know-How shall mean the Know-How as of the date of this Agreement and not as of the date of the Nastech APA.

(iii)	From and after the Spray Patent Closing, and the satisfaction of Buyer’s obligations to Seller under the Nastech APA with respect to the Spray Patents including without limitation payment of the $2 million milestone, all confidential or proprietary technical and business information of Nastech which is the subject of an allowed claim in the Spray Patent Applications (and therefore which ceases to be Know-How) shall be assigned to QOL as part of the Spray Patents.

(iv)	Nastech represents and warrants that the Know-How constitutes all of the confidential or proprietary technical and business information which Nastech owns or controls on the date hereof and which Nastech uses to formulate, manufacture, use, market and sell the Products and that:
(A)	except for the confidential or proprietary technical and business information which is the subject of claims included in the Spray Patent Applications, there is no confidential or proprietary technical and business information necessary or sufficient to formulate, manufacture, use, market or sell the Products which was, following the effectiveness of the Nastech APA or on the date hereof, disclosed or claimed in any patents or patent applications owned or controlled by Nastech or, to Nastech’s knowledge, any third parties, and

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks in brackets [***], has been filed separately with the Securities and Exchange Commission.]
(B)	all confidential or proprietary technical and business information necessary and sufficient to formulate, manufacture, use, market and sell the Products as of the date hereof is included in the Know-How, and

(C)	except for the Know-How licensed by Nastech to Questcor under the Nastech APA (as modified by this Agreement), Nastech does not own or control by license or otherwise any right, title and interest in any confidential or proprietary technical and business information, nor does it utilize any confidential or proprietary technical and business information, necessary or sufficient to formulate, manufacture, use, market and sell the Products.
(b)	Products.
(i)	For purposes of this Agreement, the gel form of the Product is referred to as the “Gel Product”, and the spray form of the Product is referred to as the “Spray Product”.

(ii)	Nastech represents and warrants that, since the date of the Nastech APA, Nastech has not developed any product that contains cyanocobalamin or other formulation of cobalamin as an active ingredient formulated for intranasal delivery other than the Gel Product (the right, title and interest to, in and under which were assigned to Questcor as of the date of Nastech APA) and the Spray Product (the right, title and interest to, in and under which were assigned to Questcor as of the date of the NDA Closing in accordance with Section 2.6.1 of the Nastech APA).
2. The Know-How License
     (a) The first sentence of Section 5.1 of the Nastech APA (the “Know-How License”) is hereby amended to read in its entirety as follows:
Subject to Seller’s reservation of rights as set forth in Section 5.2, effective as of the Closing, Seller hereby grants to Buyer an exclusive, fully-paid up, royalty-free, worldwide and irrevocable and perpetual license to use and practice the Know-How but solely for the purpose of making, having made, using, promoting, marketing, selling, offering for sale, importing and distributing the Products (other than the promotion, marketing, sale, offer for sale, importation and distribution of the Products in Israel) (collectively, the “Licensed Assets”).
Nastech shall continue to retain the right to use the Know-How for the three specified purposes set forth in the third sentence of such Section 5.1 and, subject to Section 2(c) of this Agreement, for any and all purposes other than the purposes prohibited by the second sentence of Section 5.1 and, except for such retained rights, the Know-How License is an exclusive, perpetual license to the Buyer (and its permitted successors, including QOL) for the purposes specified thereunder.
     (b) The Buyer (and its permitted successors, including QOL) under the Know-How License shall have the right to
(i)	sublicense the Know-How solely as permitted hereunder [***]; provided that in no event shall such sublicensee be any Person who is [***] in Exhibit A attached to this Agreement. The parties agree that from time to time Nastech may propose additions

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks in brackets [***], has been filed separately with the Securities and Exchange Commission.]
[***] to Exhibit A, and that QOL and Nastech shall thereupon amend Exhibit A to reflect such additions, subject to QOL’s approval, not to be unreasonably denied or delayed.

(ii)	assign and transfer the Know-How License (as part of the Nastech APA) in accordance with the assignment provisions set forth in Section 14.5 of the Nastech APA as amended by Section 6 of this Agreement,

(iii)	use the Know-How to improve or have improved the Products.
     (c) With respect to the second sentence of Section 5.1 of the Nastech Agreement, Nastech confirms that it has not granted and will not grant any license to any Persons (as defined in the Nastech APA) to use the Know-How to research, develop, manufacture, use, sell, market, distribute, or license any product that contains cyanocobalamin or any other formulation of cobalamin as an active ingredient (each a “Competitive Product”; collectively, “Competitive Products”).
     (d) For the avoidance of doubt, the phrase “for any other internal purpose” in clause (iii) of the third sentence of Section 5.1 shall not be interpreted to permit Seller to use the Know-How for research, development, manufacture, use, sale, marketing, distribution or license of products using or containing cyanocobalamin or cobalamin except for research, development, manufacture, use, sale, marketing, distribution or license of products using or containing cyanocobalamin or cobalamin as an inactive or inert ingredient (including as a carrier).
     (e) Section 5.1 of the Nastech APA (as modified by this Agreement) is hereby amended by adding the following sentence at the end thereof:
Seller agrees that if Seller receives notice or has actual knowledge that any third party licensee of the Know-How seeks to use or is using the Know-How for the purpose of researching, developing, manufacturing, selling, marketing, distributing, or licensing any Product or Competitive Product, then Seller shall promptly (i) provide written notice thereof to such licensee under the Know-How License directing such licensee to desist, and (ii) upon written request of Buyer, promptly notify such third party licensee that such Seller will exercise its remedies for breach under the applicable license unless such third party immediately discontinues such use.
     (f) This Agreement does not grant to QOL any right, title or interest with respect to the Licensed Assets or Intellectual Property (as such terms are defined in the Nastech APA) or any right, title or interest with respect to any other products, services, uses or other tangible or intangible matter whatsoever, other than those which were expressly provided to Questcor in the Nastech APA as the same may be expressly modified hereby. Nastech hereby reserves all rights and licenses not specifically, expressly and exclusively granted to Questcor by the terms of the Nastech APA, as the same may be expressly modified hereby.
3. Nastech’s Retained Rights
     (a) For purposes of Section 5.2.1 of the Nastech APA, following consummation of the Q/Q Assignment, Nastech’s retention of rights [***].
     (b) For purposes of Section 5.2.2 of the Nastech APA, following consummation of the Q/Q Assignment, Nastech’s retention of rights in the form of an exclusive license under the GEL NDA, the GEL IND, other proprietary rights and licenses of Questcor, the Spray NDA and the Spray IND in order to prosecute the Spray Patent Applications shall become a non-exclusive license so that QOL can

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks in brackets [***], has been filed separately with the Securities and Exchange Commission.]
participate in the prosecution of the Spray Patent Applications to the extent provided in Section 4 of this Agreement.
     (c) For the avoidance of doubt with respect to Section 5.2.3 of the Nastech APA, following consummation of the Q/Q Assignment, Nastech shall continue to retain all rights to (including the non-exclusive rights to, and the right to sublicense third parties to) research, develop, make, have made, use, sell, offer for sale and import products, processes and services using or containing cyanocobalamin as an inactive or inert ingredient (including as a carrier), provided that such products, processes and services are not Competitive Products or processes or services in support of Competitive Products.
4. Prosecution of the Spray Patent Applications
     (a) Nastech represents that to its knowledge it has provided to counsel for QOL and the prospective lender to QOL all of the information and data requested by QOL’s designated counsel relating to the Spray Patent Applications (as defined in the Nastech APA) and the prosecution of the Spray Patent Applications.
     (b) Following consummation of the Q/Q Assignment, Nastech shall (i) promptly provide QOL and its designated counsel with copies of all correspondence thereafter sent to or received from the USPTO concerning prosecution of the Spray Patent Applications, (ii) otherwise inform QOL of any developments relating to such prosecution efforts, (iii) promptly respond to QOL’s reasonable requests for information regarding such prosecution efforts, (iv) consult with QOL and its designated counsel as to any actions and omissions to act proposed to be taken by Nastech in furtherance of such prosecution efforts reasonably prior to taking such actions or omissions to act, and (v) adopt such comments or suggestions from QOL or its designated counsel regarding such actions or omissions as Nastech and its counsel may reasonably approve as reasonably furthering the prosecution of the Spray Patent Applications.
5. [***]
6. The Nastech APA and Supply Agreement; Assignments. Following consummation of the Q/Q Assignment Nastech and QOL affirm and ratify their obligations under the Nastech APA and the Supply Agreement. With respect to Section 14.5 of the Nastech Agreement and Section 9.1 of the Supply Agreement, following consummation of the Q/Q Assignment, Nastech will not withhold its consent from any assignment or other sale, disposition or transfer by QOL of QOL’s rights and obligations under the Nastech APA and/or the Supply Agreement, as modified by this Agreement because [***] and provided further that QOL delivers to Nastech prior to the completion of such assignment such assignee’s written undertaking to Nastech to assume all of QOL’s obligations under the Nastech APA and the Supply Agreement, as modified by this Agreement.
7. Nastech and Questcor Not In Default. Nastech represents and warrants that (i) Nastech is not in default and, to the best of Nastech’s knowledge, Questcor is not currently in default under the Nastech APA or the Supply Agreement, and (ii) Nastech has not delivered a notice of default to Questcor under the Nastech APA or Supply Agreement with respect to any default which has not yet been cured.
8. Conflicts. To the extent of any conflict between this Agreement and the Nastech APA or the Supply Agreement, the terms of this Agreement shall govern.
9. Governing Law. This Agreement and the rights of the parties hereto shall be governed by, and construed under, the laws of the State of California.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks in brackets [***], has been filed separately with the Securities and Exchange Commission.]
10. Counterparts. This Agreement may be executed in two duplicate counterparts each of which shall be deemed an original but both of which together shall constitute one and the same agreement.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

NASTECH PHARMACEUTICAL		QOL Medical, LLC
COMPANY INC.

By:	/s/ PHIL RANKER	By:	/s/ TREVOR BLAKE
	Name: Phil Ranker		Name: Trevor Blake
	Title: Vice President, Interim CFO		Title: President

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks in brackets [***], has been filed separately with the Securities and Exchange Commission.]
EXHIBIT A
LIST OF NASTECH PRINCIPAL COMPETITORS
[***]
A-1